UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: February 12, 2008
(Date of earliest event reported: January 15, 2008)
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51757 (Commission File Number)	16-1731691 (IRS Employer Identification No.)

1700 Pacific, Suite 2900
Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (214) 750-1771
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment provides additional financial statement information on Item 9.01 of our Current Report to our Form 8-K filed on January 15, 2008 related to our acquisition of all of the outstanding equity of CDM Resource Management, Ltd.
Item 9.01 Financial Statements and Exhibits
   Exhibit 23.1 Consent of Independent Registered Public Accounting Firm
   Exhibit 99.1 Unaudited pro forma combined financial statements and related notes
   Exhibit 99.2 Audited Financial Statements of CDM Resource Management Predecessor
   Exhibit 99.3 Unaudited Financial Statements of CDM Resource Management Predecessor
   Exhibit 99.4 Amendment Agreement No. 4 dated as of January 15, 2008, with respect to the Fourth Amended and Restated Credit Agreement dated as of August 15, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP
	By:	/s/ Stephen L. Arata
Stephen L. Arata
Date: February 12, 2008		Executive Vice President Chief Financial Officer